As filed with the Securities and Exchange Commission on February 4, 2025

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21650

ASA GOLD AND PRECIOUS METALS LIMITED

Three Canal Plaza, Suite 600

Portland, ME 04101

Karen Shaw, Principal Financial Officer

Three Canal Plaza, Suite 600

Portland, Maine 04101

207-347-2000

Date of fiscal year end: November 30

Date of reporting period: December 1 – November 30

ITEM 1. REPORT TO STOCKHOLDERS.

(a)

Annual Report and Financial Statements
November 30, 2024

A Closed-End Fund
Specializing in Gold and Other
Precious Metals Investments

ASA Gold and Precious Metals Limited

Annual Report and Financial Statements

November 30, 2024

Dear Shareholder,

Thank you for your continued confidence in Merk Investments (“Merk”) to manage ASA Gold and Precious Metals Limited (”ASA”, “the Fund” or “the Company”). We are passionate about investing in the gold mining space and the flexibility ASA as a closed-end fund presents. We are proud to present to you this fiscal year’s performance where our focus on investing in what we believe are the best management teams in the mining sector is bearing fruit:

Portfolio Performance and Attribution

The closing share price of ASA Gold and Precious Metals Limited (“ASA”, the “Fund” or the “Company”) on November 29, 2024, was $20.39, reflecting a total return of +33.5% for the previous 12 months versus a total return of +22.4% for the NYSE Arca Gold Miners Index (GDMNTR) (the “Index”).

ASA reported a net asset value (“NAV”) of $23.36 per share on November 29, 2024, increasing 34.8% over the fiscal year.

At the close of the fiscal year, ASA's total net assets rose to $444.2 million, reflecting performance-driven growth of $109.3 million compared to the end of fiscal year 2023.

Discount

At the end of fiscal year 2024, ASA shares were trading at a market price that was a 12.7% discount to its NAV. During the fiscal year, the discount averaged 12.9%.

On April 18, 2024, ASA’s Board of Directors announced the adoption of a discount management program authorizing the purchase up to 5% of Company shares effective May 1, 2024, through April 30, 2025, unless terminated sooner. As of November 30, 2024, the Company had repurchased 1.42% of its shares.

Since 2019, ASA’s annual average discount has gradually been narrowing.

Dividend

In April 2024, ASA announced a doubling of its annual dividend; during the fiscal year, the Company distributed $0.04 per share to shareholders.

Fee waiver

In April 2024, Merk Investments voluntarily agreed to waive 0.05% of its advisory fee on managed net assets between $100 million and $300 million, effective April 1, 2024, through March 31, 2025, to help offset extraordinary expenses from the proxy contest for the 2024 Annual Meeting.

This voluntary waiver is separate from, and in addition to, Merk’s ongoing waiver arrangement. Since December 1, 2020, Merk has continued to agree to waive a portion of its advisory fee equal to an annual rate of 0.05% of the Company’s managed net assets exceeding $300 million, and an additional 0.10% of the Company’s managed net assets exceeding $500 million.

Management Discussion

As larger producers in the gold mining space underperformed, Merk’s active management of the Fund's portfolio drove its significant outperformance relative to the Index. This was achieved despite extraordinary expenses arising from the proxy contest with Saba Capital Management ahead of the 2024 Annual Meeting and the high costs of operating a split board, as well as pertaining to the deductible related to litigation expense. (Please also see the notes in the financial statements.) Company specific catalysts, primarily in the small capitalization producers and development projects, were the primary drivers of positive attribution. Long held securities (G Mining Ventures, Aya Gold & Silver, Calibre Mining, Emerald Resources, and Orla Mining), where the portfolio team has developed solid relationships and comfort in the business plan, drove portfolio appreciation. Recent investments in new silver producers (San Cristobal Mining and Americas Gold & Silver) also performed well in the fiscal year. Additionally, the significant underperformance of the large cap producers and the Fund’s small allocation to them led to relative outperformance.

During the fiscal year ended November 30, 2024, the price of gold saw a 29.8% increase. As seen last year, gold stocks, as measured by the NYSE Arca Gold Miners Index (GDMNTR), rose less than the commodity, rising by 22.4%. However, ASA outperformed most of the peer group as well as the gold price for the 2024 fiscal year on both a NAV and equity price per share basis.1 The Fund also outperformed most of its peers and the Index since April of 2019 when portfolio manager Peter Maletis started managing the portfolio. In our analysis, much of that performance can be attributed to long term holdings and Merk’s focused bottom-up analysis. From April 1, 2019 to November 30, 2024, the price of gold rose by 104.5% and the NYSE Arca Gold Miners Index (GDMNTR) rose by 81.3%.

1 The peer group has been assembled and historically used by Merk and is intended to represent U.S. based retail funds focused on gold and/or precious metals securities that are comparable to the Fund.

The fiscal year saw the first interest rate cuts in four years, starting with a 50 basis point cut in September 2024, followed by a 25 basis point cut in October, 2024. This coincided with rising gold prices and favorable fundamentals for gold miners, driven by ongoing margin expansion. By fiscal year-end, several companies, particularly larger-cap firms, reported inflationary input cost pressures and increased their cost guidance.

The merger and acquisition market continues to be robust. By the end of the fiscal year, we saw announcements about Newmont portfolio divestments, including the acquisition of the Musselwhite mine by Orla Mining. In our assessment, this transaction is transformative for Orla, one of ASA’s larger holdings, enabling future production growth and cash flow as what we consider one of the top management teams in the industry aims to revitalize a previously undercapitalized asset from Newmont’s portfolio.

Geo-political risk continues to be a theme that affects the gold market. The Middle East and Ukraine continue to be of concern, while West Africa is of specific concern to many of the gold producers with numerous countries having regime changes and leading to evolving expectations for local producers.

As the United States transitions from the Biden administration to the Trump administration, we are monitoring the domestic and global impacts of policy changes related to trade, taxes, and regulations, which may affect economic stability. While the Trump administration has highlighted efforts to enhance government 'efficiency,' we do not expect entitlement reform to be a priority. In our view, addressing entitlements is an important step toward improving the U.S. fiscal outlook, a topic of relevance to many gold investors who are concerned about long-term fiscal sustainability. Meanwhile, the Federal Reserve, under Chairman Jerome Powell, is providing mixed signals whether employment or inflation will take precedence in determining interest rates in the near term.

At ASA, we maintain a positive outlook for precious metal mining. Despite significant gains by many of ASA’s holdings, we believe the portfolio remains well-positioned with potential catalysts to drive further share price appreciation over the medium term. In our view, ASA’s producing companies are supported by solid balance sheets and cash flows, while development companies appear well-placed to advance their projects at gold prices above prior budgets. We continue to focus on identifying top-tier management teams that we believe can transform their businesses and capitalize on the current market environment.

Please reach out to us with questions at any time at asaltd.com/contact.

Peter Maletis	James Holman	Axel Merk
Portfolio Manager	Portfolio Manager	Chief Investment Officer

Forward-Looking Statements

This shareholder letter includes forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company, or industry results, to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. The Company’s actual performance or results may differ from its beliefs, expectations, estimates, goals and projections, and consequently, investors should not rely on these forward- looking statements as predictions of future events. Forward-looking statements are not historical in nature and generally can be identified by words such as “believe,” “anticipate,” “estimate,” “expect,” “intend,” “should,” “may,” “will,” “seek,” or similar expressions or their negative forms, or by references to strategy, plans, goals or intentions. The absence of these words or references does not mean that the statements are not forward-looking. The Company’s performance or results can fluctuate from month to month depending on a variety of factors, a number of which are beyond the Company’s control and/or are difficult to predict, including without limitation: the Company’s investment decisions, the performance of the securities in its investment portfolio, economic, political, market and financial factors, and the prices of gold, platinum and other precious minerals that may fluctuate substantially over short periods of time. The Company may or may not revise, correct or update the forward-looking statements as a result of new information, future events or otherwise.

The Company concentrates its investments in the gold and precious minerals sector. This sector may be more volatile than other industries and may be affected by movements in commodity prices triggered by international monetary and political developments. The Company is a non-diversified fund and, as such, may invest in fewer investments than that of a diversified portfolio. The Company may invest in smaller-sized companies that may be more volatile and less liquid than larger more established companies. Investments in foreign securities, especially those in the emerging markets, may involve increased risk as well as exposure to currency fluctuations. Shares of closed-end funds frequently trade at a discount to net asset value. All performance information reflects past performance and is presented on a total return basis. Past performance is no guarantee of future results. Current performance may differ from the performance shown.

This shareholder letter does not constitute an offer to sell or solicitation of an offer to buy any securities.

10-Year Performance Returns (Unaudited)

Comparison of Change in Value of a $10,000 Investment

ASA Gold and Precious Metals – Share Price and NYSE ARCA Gold Miners Index (NTR)(1)

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in ASA Gold and Precious Metals, Ltd. (the “Company”) compared with the performance of the benchmark, NYSE ARCA Gold Miners Index (NTR), over the past ten fiscal years. The total return of the index includes the reinvestment of dividends and income. The total return of the Company includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Company is professionally managed, while the index is unmanaged and is not available for investment.

Fiscal Year Total Returns

Best Quarter (NAV):	Q2 2020	80.11%
Worst Quarter (NAV):	Q2 2022	-34.86%

Average Annual Total Returns For the years ended November 30, 2024	1 Year	3 Year	5 Year	10 Year
ASA Gold and Precious Metals - NAV	34.84%	-2.06%	9.67%	7.59%
ASA Gold and Precious Metals - Share Price	33.46%	-0.35%	10.97%	6.87%
NYSE ARCA Gold Miners Index NTR(1)	22.44%	7.71%	8.44%	8.69%

The performance data quoted in the preceding graphs and tables represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit http://www.asaltd.com/investor-information/factsheets.

The results shown in the graphs and tables reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Company distributions or on the sale of the Company’s common shares.

The investment return and market price will fluctuate and the Company’s common shares may trade at prices above or below NAV. The Company’s common shares, when sold, may be worth more or less than their original cost.

(1)

The NYSE Arca Gold Miners Index (NTR) (the “Index”) is a net total return modified capitalization weighted index comprised of publicly traded companies primarily involved in the mining of gold and silver in locations around the world. The Company does not attempt to replicate the Index. The Index does not necessarily reflect investments in other precious metals companies (e.g., silver, platinum, and diamonds) in which the Company may invest. Data about the performance of the Index is prepared or obtained by Management and include reinvestment of all income dividends and other distributions, if any. The Company may invest in securities not included in the Index and does not invest in all securities included in Index.

For more complete information about the Company, please call us directly at 1-800-432-3378, or visit the Company’s website at www.asaltd.com.

Certain Investment Policies and Restrictions (Unaudited)

The following is a summary of certain of the Company’s investment policies and restrictions and is subject to the more complete statements contained in documents filed with the Securities and Exchange Commission.

The concentration of investments in a particular industry or group of industries. It is a fundamental policy (i.e., a policy that may be changed only by shareholder vote) of the Company that at least 80% of its total assets be (i) invested in common shares or securities convertible into common shares of companies engaged, directly or indirectly, in the exploration, mining or processing of gold, silver, platinum, diamonds or other precious minerals, (ii) held as bullion or other direct forms of gold, silver, platinum or other precious minerals, (iii) invested in instruments representing interests in gold, silver, platinum or other precious minerals such as certificates of deposit therefor, and/or (iv) invested in securities of investment companies, including exchange traded funds, or other securities that seek to replicate the price movement of gold, silver or platinum bullion. Compliance with the percentage limitation relating to the concentration of the Company’s investments will be measured at the time of investment. If investment opportunities deemed by the Company to be attractive are not available in the types of securities referred to in the preceding paragraph, the Company may deviate from the investment policy outlined in that paragraph and make temporary investments of unlimited amounts in securities issued by the U.S. Government, its agencies or instrumentalities or other high quality money market instruments.

The percentage of voting securities of any one issuer that the company may acquire. It is a non-fundamental policy (i.e., a policy that may be changed by the Board of Directors) of the Company that the Company shall not purchase a security if, at the time of purchase, more than 20% of the value of its total assets would be invested in securities of the issuer of such security.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of ASA Gold and Precious Metals Limited

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of ASA Gold and Precious Metals Limited (the “Company”), including the schedule of investments, as of November 30, 2024, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of November 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Company’s auditor since 2012.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2024 by correspondence with the custodian, transfer agent and private companies. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

January 28, 2025

Schedule of Investments

November 30, 2024

Name of Company	Principal Amount	Value	% of Net Assets
Corporate Convertible Bond
Gold mining, exploration, development and royalty companies
Canada
i-80 Gold Corp., 8.00%, 2/22/27(1)	$3,000,000	$3,086,700	0.7%
United States
Bendito Resources, Inc., 9.73%, 1/28/25(1)	$1,200,000	1,200,000	0.3
Total corporate convertible bond (Cost $4,164,704)		4,286,700	1.0

Name of Company	Shares	Value	% of Net Assets
Common Shares
Gold mining, exploration, development and royalty companies
Australia
Alicanto Minerals, Ltd. (2)	61,150,765	1,435,882	0.3
Barton Gold Holdings, Ltd. (2)	10,339,579	1,787,158	0.4
Cygnus Gold, Ltd. (2)	13,936,034	1,181,671	0.3
Cygnus Metals, Ltd. (2)	19,300,000	1,636,496	0.4
Emerald Resources NL (2)	11,000,000	25,972,603	5.8
LCL Resources, Ltd. (2)	36,750,000	239,702	0.0
Perseus Mining, Ltd.	1,496,000	2,576,023	0.6
Predictive Discovery, Ltd. (2)	106,183,334	16,968,235	3.8
Prodigy Gold NL (2)	173,662,918	226,543	0.0
Westgold Resources, Ltd.	9,475,000	17,613,201	4.0
		69,637,514	15.6
Canada
Agnico Eagle Mines, Ltd.	165,000	13,929,300	3.1
Alamos Gold, Inc.	1,000,000	18,820,000	4.2
American Pacific Mining Corp. 144A (2)(3)	3,000,000	557,123	0.1
Angel Wing Metals, Inc. (2)	4,650,000	182,672	0.0
Atex Resources, Inc. (2)	8,700,000	9,631,799	2.2
B2Gold Corp.	2,000,000	5,760,000	1.3
Desert Gold Ventures, Inc. (2)(4)	14,569,264	728,437	0.2
G Mining Ventures Corp. (2)	6,691,486	50,996,861	11.5
G2 Goldfields, Inc. (2)	3,000,000	4,649,834	1.0
GoGold Resources, Inc. (2)	2,857,140	2,652,964	0.6
Gold Candle, Ltd. 144A (1)(2)(3)	1,510,715	1,888,326	0.4
Lahontan Gold Corp. (2)(4)	19,600,000	559,980	0.1
Liberty Gold Corp. (2)	12,482,000	2,630,042	0.6
Lotus Gold Corp. 144A (1)(2)(3)	5,912,500	2,111,532	0.5
Mawson Gold, Ltd. (2)	10,600,000	7,722,581	1.7
Monarch Mining Corp. (1)(2)	7,300,000	0	0.0
Newcore Gold, Ltd. (2)	6,610,000	1,510,803	0.3
O3 Mining, Inc. (2)	2,223,000	1,714,824	0.4
Onyx Gold Corp. (2)	675,000	114,505	0.0
Orla Mining, Ltd. (2)	6,200,000	29,574,000	6.7
Prime Mining Corp. (2)(4)	9,200,000	10,053,927	2.3
Probe Gold, Inc. (2)	7,277,500	8,004,963	1.8
Red Pine Exploration, Inc. (2)(4)	29,037,047	2,592,500	0.6
Robex Resources, Inc. (2)	4,000,000	6,428,342	1.5
Roscan Gold Corp. (2)	10,864,900	582,027	0.1
STLLR Gold, Inc. (2)	1,291,080	820,729	0.2
Talisker Resources, Ltd. (2)	2,500,000	767,830	0.2
TDG Gold Corp. (2)(4)	9,227,925	790,937	0.2
Thesis Gold, Inc. (2)(4)	15,200,000	6,731,188	1.5

10	The notes to financial statements form an integral part of these statements.

Schedule of Investments(continued)

November 30, 2024

Name of Company	Shares	Value	% of Net Assets
Common Shares (continued)
Gold mining, exploration, development and royalty companies (continued)
Canada (continued)
Westhaven Gold Corp. (2)	5,500,000	$451,770	0.1%
		192,959,796	43.4
Cayman Islands
Endeavour Mining PLC	396,000	7,882,947	1.8
South Africa
Gold Fields, Ltd. ADR	500,000	7,245,000	1.6
United Kingdom
Anglogold Ashanti PLC	275,000	6,858,500	1.5
United States
Laurentian Mountain Resources 144A (1)(2)(3)	3,500,000	3,500,000	0.8
Total gold mining, exploration, development and royalty companies (Cost $193,819,424)		288,083,757	64.7

Diversified metals mining, exploration, development and royalty companies
Australia
Bellavista Resources, Ltd. (2)	4,946,949	1,387,459	0.3
Castile Resources, Ltd. (2)	15,143,255	750,666	0.2
Delta Lithium, Ltd. (2)	17,412,850	2,157,932	0.5
FireFly Metals, Ltd. (2)	8,311,413	5,909,022	1.4
Genesis Minerals, Ltd. (2)	1,166,934	1,925,666	0.4
Geopacific Resources, Ltd. (2)	28,110,714	403,375	0.1
		12,534,120	2.9
Canada
Americas Gold & Silver Corp. (2)	71,151,028	30,476,329	6.9
Bunker Hill Mining Corp. (2)	8,962,957	768,226	0.2
Calibre Mining Corp. (2)	14,970,772	26,732,567	6.0
Culico Metals, Inc. (2)	1,906,250	163,387	0.0
Emerita Resources Corp. (2)	2,602,950	1,227,061	0.3
Evolve Strategic Element Royalties, Ltd. 144A (1)(2)(3)	2,154,000	1,000,036	0.2
Fuerte Metals Corp. (2)	2,800,000	1,879,933	0.4
Huntsman Exploration, Inc. (2)	617,500	13,232	0.0
Integra Resources Corp. (2)	5,524,510	5,165,627	1.1
Max Resource Corp. (2)	8,200,000	292,847	0.1
Metalla Royalty & Streaming, Ltd. (2)	3,000,000	9,210,000	2.1
Pan Global Resources, Inc. (2)	6,350,000	408,200	0.1
Ridgeline Minerals Corp. (2)	2,900,000	310,703	0.1
Sable Resources, Ltd. (2)(4)	26,160,000	653,977	0.2
San Cristobal Mining, Inc. 144A (1)(2)(3)	2,783,332	27,833,320	6.3
		106,135,445	24.0
United States
Bendito Resources, Inc. 144A (1)(2)(3)	4,288,000	1,072,000	0.2
Lithium Africa Resources Corp. 144A (1)(2)(3)	72,000	2,016,000	0.5
		3,088,000	0.7
Total diversified metals mining, exploration, development and royalty companies (Cost $114,695,036)		121,757,565	27.6

Silver mining, exploration, development and royalty companies
Canada
Andean Precious Metals Corp. (2)	2,000,000	1,842,791	0.4
Discovery Silver Corp. (2)	1,500	932	0.0
Guanajuato Silver Co., Ltd. (2)	4,167,000	535,738	0.1
Silver Mountain Resources, Inc. (2)	13,000,000	464,269	0.1
Silver Tiger Metals, Inc. (2)	14,795,333	2,641,929	0.6
Total silver mining, exploration, development and royalty companies (Cost $11,557,380)		5,485,659	1.2
Total common shares (Cost $320,071,840)		415,326,981	93.5

The notes to financial statements form an integral part of these statements.	11

Schedule of Investments(continued)

November 30, 2024

Name of Company	Shares	Value	% of Net Assets
Rights (1)(2)
Silver mining, exploration, development and royalty companies
Canada
Pan American Silver Corp. (Exp. Date 2/22/29)	393,200	$128,802	0.0%
Total rights (Cost $136,720)		128,802	0.0

Warrants (1)(2)
Diversified metals mining, exploration, development and royalty companies
Canada
Bunker Hill Mining Corp. (Exercise Price $0.37, Exp. Date 4/1/25)	5,000,000	0	0.0
Bunker Hill Mining Corp. (Exercise Price $0.60, Exp. Date 2/9/26)	1,250,000	0	0.0
Integra Resources Corp. (Exercise Price $1.20, Exp. Date 3/13/27)	275,000	66,783	0.0
Ridgeline Minerals Corp. (Exercise Price $0.12, Exp. Date 5/7/26)	1,450,000	10,357	0.0
Total diversified metals mining, exploration, development and royalty companies (Cost $239,883)		77,140	0.0

Gold mining, exploration, development and royalty companies
Australia
Prodigy Gold NL (Exercise Price $0.01, Exp. Date 11/30/27)	38,750,000	0	0.0
Canada
Angel Wing Metals, Inc. (Exercise Price $0.50, Exp. Date 5/4/25)	350,000	0	0.0
Atex Resources, Inc. (Exercise Price $1.00, Exp. Date 8/31/25)	675,000	279,633	0.1
Desert Gold Ventures, Inc. (Exercise Price $0.25, Exp. Date 12/13/24) (4)	594,132	0	0.0
Lahontan Gold Corp. (Exercise Price $0.13, Exp. Date 9/1/26) (4)	4,150,000	0	0.0
Lahontan Gold Corp. (Exercise Price $0.10, Exp. Date 4/30/27) (4)	2,550,000	0	0.0
Lotus Gold Corp. (Exercise Price $0.75, Exp. Date 8/16/25)	2,200,000	0	0.0
Lotus Gold Corp. (Exercise Price $0.75, Exp. Date 12/8/25)	506,250	0	0.0
Monarch Mining Corp. (Exercise Price $0.95, Exp. Date 4/6/27)	1,700,000	0	0.0
Newcore Gold, Ltd. (Exercise Price $0.40, Exp. Date 9/26/25)	430,000	3,071	0.0
Prime Mining Corp. (Exercise Price $1.10, Exp. Date 6/10/25) (4)	920,000	302,275	0.1
Robex Resources, Inc. (Exercise Price $2.55, Exp. Date 6/26/26)	4,000,000	1,114,246	0.2
		1,699,225	0.4
United States
Bendito Resources, Inc. (Exercise Price $1.00, Exp. Date 12/20/24)	4,000,000	1,000,000	0.2
Laurentian Mountain Resources (Exercise Price $1.00, Exp. Date 12/31/49)	3,500,000	0	0.0
		1,000,000	0.2
Total gold mining, exploration, development and royalty companies (Cost $2,554,998)		2,699,225	0.6

Silver mining, exploration, development and royalty companies
Canada
Guanajuato Silver Co., Ltd. (Exercise Price $0.35, Exp. Date 10/30/26)	2,083,500	14,882	0.0
Silver Mountain Resources, Inc. (Exercise Price $0.14, Exp. Date 4/24/28)	3,000,000	0	0.0
Total silver mining, exploration, development and royalty companies (Cost $110,793)		14,882	0.0
Total warrants (Cost $2,905,674)		2,791,247	0.6

Money Market Fund
Federated Hermes US Treasury Cash Reserve Fund - Institutional Shares, 5.10%(5)	17,545,677	17,545,677	4.0
Total money market fund (Cost $17,545,677)		17,545,677	4.0
Investments, at value (Cost $344,824,615)		440,079,407	99.1
Cash, receivables and other assets less other liabilities		4,074,247	0.9
Net assets		$444,153,654	100.0%

ADR	American Depositary Receipt
PLC	Public Limited Company

12	The notes to financial statements form an integral part of these statements.

Schedule of Investments(continued)

November 30, 2024

(1)	Security fair valued in accordance with procedures adopted by the Board of Directors. At the period end, the value of these securities amounted to $46,627,963 or 10.5% of net assets.
(2)	Non-income producing security.
(3)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $39,978,337 or 9.0% of net assets.
(4)	Investment in affiliate. See Note 2 Summary of Significant Accounting Policies.
(5)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of November 30, 2024.

Portfolio Statistics (Unaudited)

November 30, 2024

Geographic Breakdown*
Australia	18.5%
Canada	69.7
Cayman Islands	1.8
South Africa	1.6
United Kingdom	1.5
United States	2.0
Other assets less other liabilities	4.9
100.0%

*Geographic breakdown, which is based on company domiciles, is expressed as a percentage of total net assets including cash.

The notes to financial statements form an integral part of these statements.	13

Statement of Assets and Liabilities

November 30, 2024

Assets
Unaffiliated investments, at value (Cost $301,013,487)	$417,666,186
Affiliated investments, at value (Cost $43,811,128)	22,413,221
Total investments, at value (Cost $344,824,615)	$440,079,407
Foreign currency (Cost $4,804,023)	4,751,394
Investment securities sold	88
Dividends and interest receivable, net of withholding taxes payable	520,942
Other receivables	1,492
Prepaid expenses	45,041
Total assets	$445,398,364

Liabilities
Common shares purchased	54,566
Due to custodian	112,293
Accrued investment adviser fees	240,983
Accrued fund service fees	38,426
Liability for retirement benefits due to retired directors	336,685
Other expenses	461,757
Total liabilities	1,244,710
Net assets	$444,153,654

Common shares $1 par value Authorized: 40,000,000 shares Issued and Outstanding: 19,015,312 shares	$19,015,312
Share premium (capital surplus)	1,352,962
Distributable earnings	423,785,380
Net assets	$444,153,654
Net asset value per share	$23.36

The closing price of the Company’s shares on the New York Stock Exchange was $20.39 on November 30, 2024.

14	The notes to financial statements form an integral part of these statements.

Statement of Operations

For the year ended November 30, 2024

Investment income
Dividend income from unaffiliated investments (net of withholding taxes of 266,839)	$1,950,836
Interest income from unaffiliated investments (net of withholding taxes of $71,888)	189,201
Total investment income	2,140,037

Expenses
Investment adviser fees	2,725,453
Fund services fees	205,754
Compliance services fees	80,684
Transfer agent fees	38,300
Custodian fees	129,481
Directors' fees and expenses	225,496
Retired directors' fees	74,992
Insurance fees	97,569
Legal fees	125,910
Audit fees	35,000
Extraordinary expenses (Note 4)	2,586,136
Interest expense	39,300
Shareholder reports and proxy expenses	33,640
Dues and listing fees	25,000
Other expenses	92,556
Total expenses	6,515,281
Change in retirement benefits due to retired directors	729
Investment adviser fees waived	(111,329)
Net expenses	6,404,681
Net investment loss	(4,264,644)

Net realized and unrealized gain (loss) from investments and foreign currency transactions
Gain from unaffiliated investments	65,517,749
Loss from affiliated investments	(186,092)
Net realized gain from investments	65,331,657
Net realized gain (loss) from foreign currency transactions
Investments	102,928
Foreign currency	(121,052)
Net realized loss from foreign currency transactions	(18,124)
Net increase in unrealized appreciation (depreciation) on unaffiliated investments
Balance, beginning of year	59,820,594
Balance, end of year	116,652,699
Net increase in unrealized appreciation (depreciation) on unaffiliated investments	56,832,105
Net decrease in unrealized appreciation (depreciation) on affiliated investments
Balance, beginning of year	(18,904,243)
Balance, end of year	(21,397,907)
Net decrease in unrealized appreciation (depreciation) on affiliated investments	(2,493,664)
Net unrealized loss on translation of assets and liabilities in foreign currency	(91,497)
Net realized and unrealized gain from investments and foreign currency transactions	119,560,477
Net increase in net assets resulting from operations	$115,295,833

The notes to financial statements form an integral part of these statements.	15

Statements of Changes in Net Assets

	Year Ended November 30, 2024	Year Ended November 30, 2023
Net investment loss	$(4,264,644)	$(1,080,034)
Net realized gain	65,331,657	8,962,920
Net realized gain (loss) from foreign currency transactions	(18,124)	181,094
Net increase in unrealized appreciation (depreciation) on investments	54,338,441	1,661,499
Net unrealized gain (loss) on translation of assets and liabilities in foreign currency	(91,497)	153
Net increase in net assets resulting from operations	115,295,833	9,725,632
Dividends paid	(766,344)	(385,798)
Share transactions:
Net decrease from repurchase of common shares (Note 8)	(5,288,298)	—
Net increase in net assets	109,241,191	9,339,834
Net assets, beginning of year	334,912,463	325,572,629
Net assets, end of year	$444,153,654	$334,912,463

Share transactions:
Net decrease in shares outstanding from repurchase of common shares (Note 8)	(274,593)	—
Shares outstanding, beginning of year	19,289,905	19,289,905
Shares outstanding, end of year	19,015,312	19,289,905

16	The notes to financial statements form an integral part of these statements.

Notes to Financial Statements

Year ended November 30, 2024

1. Organization

ASA Gold and Precious Metals Limited (the “Company”) is a non-diversified, closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Company was initially organized as a public limited liability company in the Republic of South Africa in June 1958. On November 11, 2004, the Company’s shareholders approved a proposal to move the Company’s place of incorporation from the Republic of South Africa to the Commonwealth of Bermuda by reorganizing itself into an exempted limited liability company formed in Bermuda. The Company is registered with the Securities and Exchange Commission (the “SEC”) pursuant to an order under Section 7(d) of the 1940 Act.

The Company seeks long-term capital appreciation primarily through investing in companies engaged in the exploration for, development of projects or mining of precious metals and minerals. The Company is managed by Merk Investments LLC (the “Adviser”).

2. Summary of significant accounting policies

The following is a summary of the significant accounting policies:

A. Security valuation

The net asset value of the Company generally is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the date for which the valuation is being made (the “Valuation Time”). Portfolio securities listed on U.S. and foreign stock exchanges generally are valued at the last reported sale price as of the Valuation Time on the exchange on which the securities are primarily traded, or the last reported bid price if a sale price is not available.

Pursuant to Rule 2a-5 under the Investment Company Act, the Company’s Board of Directors (the “Board”) has designated the Adviser, as defined in Note 1, as the Company’s valuation designee to perform any fair value determinations for securities and other assets held by the Company. The Adviser is subject to the oversight of the Board and certain reporting and other requirements intended to provide the Board the information needed to oversee the Adviser’s fair value determinations. The Adviser is responsible for determining the fair value of investments in accordance with policies and procedures that have been approved by the Board. Under these procedures, the Adviser convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and unobservable inputs, when arriving at fair value. The Board has approved the Adviser’s fair valuation procedures as a part of the Company’s compliance program and will review any changes made to the procedures.

Securities traded over the counter are valued at the last reported sale price or the last reported bid price if a sale price is not available. Securities listed on foreign stock exchanges may be fair valued at a value other than the last reported sale price or last reported bid price based on significant events that have occurred subsequent to the close of the foreign markets. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). To value its warrants, the Company’s valuation designee typically utilizes the Black-Scholes model using the listed price for the underlying common shares. The valuation is a combination of value of the stock price less the exercise price, plus some value related to the volatility of the stock over the remaining time period prior to expiration.

Securities for which current market quotations are not readily available are valued at their fair value as determined in accordance with procedures approved by the Board. If a security is valued at a “fair value,” that value may be different from the last quoted price for the security. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the nature of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion rights on the security; and changes in overall market conditions.

The difference between cost and market value is reflected separately as net unrealized appreciation (depreciation) on investments. The net realized gain or loss from the sale of securities is determined for accounting purposes on the identified cost basis.

B. Fair value measurement

In accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), fair value is defined as the price that the Company would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on

Notes to Financial Statements (continued)

Year ended November 30, 2024

2. Summary of significant accounting policies (continued)

B. Fair value measurement (continued)

market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Company’s investments. The inputs are summarized in the three broad levels listed below.

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for identical instruments on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 –	Unobservable inputs for the assets or liability to the extent that relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2024 in valuing the Company’s investments at fair value:

Investment in Securities (1)
Measurements at November 30, 2024
	Level 1	Level 2	Level 3	Total
Corporate Convertible Bond
Gold mining, exploration, development and royalty companies	$—	$—	$4,286,700	$4,286,700
Common Shares
Gold mining, exploration, development and royalty companies	280,583,899	—	7,499,858	288,083,757
Diversified metals mining, exploration, development and royalty companies	89,836,209	—	31,921,356	121,757,565
Silver mining, exploration, development and royalty companies	5,485,659	—	—	5,485,659
Rights
Silver mining, exploration, development and royalty companies	—	—	128,802	128,802
Warrants
Diversified metals mining, exploration, development and royalty companies	—	—	77,140	77,140
Gold mining, exploration, development and royalty companies	—	—	2,699,225	2,699,225
Silver mining, exploration, development and royalty companies	—	—	14,882	14,882
Money Market Fund	17,545,677	—	—	17,545,677
Total Investments	$393,451,444	$—	$46,627,963	$440,079,407

(1) See schedule of investments for country classifications.

Notes to Financial Statements (continued)

Year ended November 30, 2024

2. Summary of significant accounting policies (continued)

B. Fair value measurement (continued)

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Corporate Convertible Bond	Common Stock	Rights	Warrants
Balance November 30, 2023	$2,889,300	$9,477,500	$91,808	$1,208,510
Purchases	1,200,000	7,901,849	—	2,385,384
Sales	—	—	—	(644,529)
Realized loss	—	—	—	(1,138,941)
Accretion of discount	15,890	—	—	—
Net change in unrealized appreciation (depreciation)	181,510	22,041,865	36,994	980,823
Balance November 30, 2024	$4,286,700	$39,421,214	$128,802	$2,791,247
Net change in unrealized appreciation (depreciation) from investments held as of November 30, 2024*	$181,510	$22,041,865	$36,994	$(410,951)

* The change in unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) of investments in the accompanying Statement of Operations.

Significant unobservable inputs developed by the valuation designee for Level 3 investments held at November 30, 2024 are as follows:

Asset Categories	Fair Value	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)	Impact to Valuation from an Increase in Input[1]
Corporate Convertible Bond[2]	$3,086,700	Implied Interest Rate	Discount	13.3% (13.3%)	Decrease
Corporate Convertible Bond[2]	1,200,000	Transaction Cost	None	None	None
Common Shares[3]	39,421,214	Transaction Cost/ Latest Round of Financing	None	None	None
Rights[4]	128,802	Market Transaction	Discount	70% (70%)	Decrease
Warrants[5]	2,791,247	Black Scholes Method	Volatility	0% - 40% (22%)	Increase

1 This column represents the directional change in the fair value of the level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect

2 Fair valued corporate convertible bonds are valued based transaction cost or by applying a fixed discount rate to the fixed income portion, which represents the implied interest rate that would have valued the entire corporate convertible bond at the time of issuance.

3 Fair valued common shares with no public market are valued based on transaction cost or latest round of financing.

4 Fair valued rights are valued based on the specifics of the rights at a discount to the market price of the underlying security.

5 Warrants are priced based on the Black Scholes Method; the key input to this method is modeled volatility of the investment; the lower the modeled volatility, the lower the valuation of the warrant.

Notes to Financial Statements (continued)

Year ended November 30, 2024

2. Summary of significant accounting policies (continued)

C. Affiliated Companies

The Investment Company Act of 1940 defines affiliates as companies in which the Company owns at least 5% of the outstanding voting securities. The following is a summary of transactions with each affiliated company during the year ended November 30, 2024.

	Balance as of Beginning of Year	Purchases	Sales	Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Balance End of Year	Dividend and Interest Income
Common Shares
Desert Gold Ventures, Inc.
Value	$537,539	$—	$(1,125)	$(2,829)	$194,852	$728,437	$—
Cost	$2,913,582	$—	$(3,954)			$2,909,628
Shares	14,588,264	—	(19,000)			14,569,264
Lahontan Gold Corp.
Value	$641,144	$214,560	$—	$—	$(295,724)	$559,980	$—
Cost	$2,375,777	$214,560	$—			$2,590,337
Shares	14,500,000	5,100,000	—			19,600,000
Prime Mining Corp.
Value	$8,793,250	$2,363,773	$—	$—	$(1,103,096)	$10,053,927	$—
Cost	$11,769,464	$2,363,773	$—			$14,133,237
Shares	7,600,000	1,600,000	—			9,200,000
Red Pine Exploration, Inc.
Value	$2,584,473	$985,427	$—	$—	$(977,400)	$2,592,500	$—
Cost	$2,463,863	$985,427	$—			$3,449,290
Shares	16,700,000	12,337,047	—			29,037,047
Sable Resources, Ltd.
Value	$963,926	$—	$—	$—	$(309,949)	$653,977	$—
Cost	$3,354,140	$—	$—			$3,354,140
Shares	26,160,000	—	—			26,160,000
TDG Gold Corp.
Value	$1,258,091	$—	$—	$—	$(467,154)	$790,937	$—
Cost	$3,552,655	$—	$—	$—		$3,552,655
Shares	9,227,925	—	—			9,227,925
Thesis Gold, Inc.
Value	$5,252,463	$1,096,892	$—	$—	$381,833	$6,731,188	$—
Cost	$12,659,892	$1,096,892	$—	$—		$13,756,784
Shares	13,198,758	2,001,242	—			15,200,000
Warrants
Desert Gold Ventures, Inc. (Exercise price $0.25, Exp. 12/13/24)
Value	$—	$—	$—	$—	$—	$—	$—
Cost	$4,629	$—	$—			$4,629
Shares	594,132	—	—			594,132
Lahontan Gold Corp. (Exercise price $0.65, Exp. 3/24/24)
Value	$—	$—	$—	$(35,930)	$35,930	$—	$—
Cost	$35,930	$—	$(35,930)			$—
Shares	2,250,000	—	(2,250,000)			—
Lahontan Gold Corp. (Exercise price $0.10, Exp. 4/30/27)
Value	$—	$9,329	$—	$—	$(9,329)	$—	$—
Cost	$—	$9,329	$—			$9,329
Shares	—	2,550,000	—			2,550,000
Lahontan Gold Corp. (Exercise price $0.13, Exp. 9/1/26)
Value	$—	$—	$—	$—	$—	$—	$—
Cost	$30,509	$—	$—			$30,509
Shares	4,150,000	—	—			4,150,000
Prime Mining Corp. (Exercise price $5.00, Exp. 4/27/24)
Value	$—	$—	$—	$(54,496)	$54,496	$—	$—
Cost	$54,496	$—	$(54,496)			$—
Shares	400,000	—	(400,000)			—
Prime Mining Corp. (Exercise price $1.10, Exp. 6/10/25)
Value	$393,235	$—	$—	$—	$(90,960)	$302,275	$—
Cost	$20,590	$—	$—			$20,590
Shares	920,000	—	—			920,000

Notes to Financial Statements (continued)

Year ended November 30, 2024

2. Summary of significant accounting policies (continued)

C. Affiliated Companies (continued)

	Balance as of Beginning of Year	Purchases	Sales	Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Balance End of Year	Dividend and Interest Income
Warrants (continued)
Red Pine Exploration, Inc. (Exercise price $0.25, Exp. 5/5/24)
Value	$—	$—	$—	$(31,188)	$31,188	$—	$—
Cost	$31,188	$—	$(31,188)			$—
Shares	8,350,000	—	(8,350,000)			—
TDG Gold Corp. (Exercise price $0.75, Exp. 12/22/23)
Value	$—	$—	$—	$(7,030)	$7,030	$—	$—
Cost	$7,030	$—	$(7,030)			$—
Shares	225,000	—	(225,000)			—
Thesis Gold, Inc. (Exercise price $1.69, Exp. 9/28/24)
Value	$—	$—	$—	$(54,619)	$54,619	$—	$—
Cost	$54,619	$—	$(54,619)			$—
Shares	576,923	—	(576,923)			—

At November 30, 2024, the value of investments in affiliated companies was $22,413,221, representing 5.2% of net assets and the total cost was $43,811,128.

D. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange reported by independent data providers. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The portion of the results arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. The resulting net foreign currency gain or loss is included on the Statements of Operations. Realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received or paid.

E. Securities Transactions and Investment Income

During the year ended November 30, 2024, sales and purchases of portfolio securities (other than temporary short-term investments) amounted to $121,670,315 and $92,595,453, respectively.

As of November 30, 2024, a significant portion of the Company’s assets consisted of securities of junior and intermediate mining company issuers.

Dividend income is recorded on the ex-dividend date, net of withholding taxes or ADR fees, if any. Interest income is recognized on the accrual basis. Premium is amortized to the next call date above par and discount is accreted to maturity using the effective interest method.

F. Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The reporting for financial statement purposes of dividends paid from net investment income and/or net realized gains may differ from their ultimate reporting for U.S. federal income tax purposes, primarily because of the separate line item reporting for financial statement purposes of foreign exchange gains or losses.

G. Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. It is management’s opinion that all adjustments necessary for a fair statement of the results of the interim periods presented have been made. All adjustments are of a normal recurring nature.

H. Basis of Presentation

The financial statements are presented in U.S. dollars. The Company is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification, Topic 946 “Financial Services - Investment Companies”.

Notes to Financial Statements (continued)

Year ended November 30, 2024

2. Summary of significant accounting policies (continued)

I. Income Taxes

In accordance with U.S. GAAP requirements regarding accounting for uncertainties on income taxes, management has analyzed the Company’s tax positions taken on federal and state income tax returns, as applicable, for all open tax years (2020-2023). As of November 30, 2024, the Company has not recorded any unrecognized tax benefits. The Company’s policy, if it had unrecognized benefits, is to recognize accrued interest and penalties in operating expenses.

3. Tax status of the Company

The Company is a “passive foreign investment company” (“PFIC”) for U.S. federal income tax purposes and is not subject to Bermuda tax as an exempted limited liability company organized under the laws of Bermuda. Nor is the Company generally subject to U.S. federal income tax, since it is a non-U.S. corporation whose only business activity in the United States is trading in stocks or securities for its own account; under the U.S. federal tax law that activity does not constitute engaging in the conduct of a trade or business within the United States, even if its principal office is located therein. As a result, its gross income is not subject to U.S. federal income tax, though certain types of income it earns from U.S. sources (such as dividends of U.S. payors) are subject to U.S. federal withholding tax.

4. Fees and Expenses and Other Transactions with Affiliates

Investment Adviser – Merk Investments LLC (the “Adviser”) is the investment adviser to the Company. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Company at an annual rate of 0.70% of the Company’s average daily net assets.

The Adviser voluntarily agreed to waive a portion of its advisory fee, equal to an annual rate of 0.05% of the Company’s net assets exceeding $300 million, and an additional 0.10% of the Company’s net assets exceeding $500 million. In addition, the Adviser voluntarily agreed to waive a portion of its advisory fee, equal to an annual rate of 0.05% of the Company’s net assets exceeding $100 million and less than $300 million, effective for the period April 1, 2024 through March 31, 2025. This voluntary waiver is separate from, and in addition to the Adviser’s ongoing waiver arrangement. The Adviser may waive additional fees at any time. The Adviser waived $111,329 for the year ended November 30, 2024.

Other Service Providers – Apex US Holdings LLC (d/b/a Apex Fund Services) (“Apex”) provides fund accounting, fund administration and compliance services to the Company. The fees related to these services are included in fund services fees within the Statement of Operations. Apex also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Apex services agreement, the Company pays Apex customary fees for its services. Apex provides a Principal Financial Officer, as well as certain additional compliance support functions.

Foreside Fund Services, LLC, a wholly owned subsidiary of ACA Group, provides a Chief Compliance Officer to the Company.

Extraordinary Expenses –The accompanying Statement of Operations sets forth extraordinary expenses incurred by the Company. The Company incurred extraordinary expenses related to the adoption of limited-duration shareholder rights plans. The Company also incurred extraordinary expenses, including legal expenses, in connection with a proxy contest initiated by a shareholder of the Company. Late in the fiscal year ended November 30, 2024, the Company began to incur additional extraordinary expenses based on indemnity demands, initially from the New Directors, as defined in Note 9, and subsequently the Legacy Directors, as defined in Note 9, for material legal expenses incurred by their respective counsel. These expenses are expected to continue. See also Note 9.

5. Exemptive order

The Company is a closed-end investment company and operates pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”) pursuant to Section 7(d) of the 1940 Act (the “Order”). The Order is conditioned upon, among other things, the Company complying with certain requirements relating to the custody of assets and settlement of securities transactions outside of the United States different than those required of other registered investment companies. These conditions make it more difficult for the Company to implement a flexible investment strategy and to fully achieve its desired portfolio diversification than if it were not subject to such requirements.

Notes to Financial Statements (continued)

Year ended November 30, 2024

6. Retirement plans

The Company has recorded a liability for retirement benefits due to retired directors. The liability for these benefits at November 30, 2024 was $336,685. A director whose first election to the Board of Directors was prior to January 1, 2008 qualifies to receive retirement benefits if he has served the Company (and any of its predecessors) for at least twelve years prior to retirement. Directors first elected on or after January 1, 2008 are not eligible to participate in the plan.

7. Indemnifications

In the ordinary course of business, the Company enters into contracts that contain a variety of indemnification pro- visions. The Company’s maximum exposure under these arrangements is unknown. See also Note 4, regarding Extraordinary Expenses, and Note 9, regarding indemnification by the Company of legal expenses incurred by the New Directors and the Legacy Directors.

8. Share repurchase

The Company may from time to time purchase its common shares at a discount to NAV on the open market in such amounts and at such prices as the Company may deem advisable. In April of 2024, the Board authorized the repurchase of up to 5% of the Company’s stock, with the intention of making opportunistic repurchases when shares are trading at a significant discount to the NAV of the Company.

The Company had 19,015,312 shares outstanding as of November 30, 2024. During the year ended November 30, 2024, the Company repurchased 274,593 common shares at a cost of approximately $5,288,298, which includes transaction costs. There were no repurchases during the year ended November 30, 2023.

9. Limited-Duration Shareholder Rights Plan, Litigation, Indemnity and Fund Governance

Rights Plans – On December 31, 2023, the Board adopted a limited-duration shareholder rights plan, (the “Rights Plan”), following the acquisition by Saba Capital Management, L.P. and its affiliates (collectively, “Saba Capital”) of a significant stake in the Company. The Rights Plan was adopted, in order to protect the interests of the Company and its shareholders and to prevent Saba Capital or others from obtaining creeping control of the Company. The Rights Plan expired on April 29, 2024. On April 26, 2024, the Board determined that it was advisable and in the best interest of the Company and its shareholders to authorize the creation of a Rights Plan Committee to act on matters related to the Rights Plan and potential future shareholder rights plans. The Rights Plan Committee is exclusively authorized and empowered on behalf of the Board to review, consider, make determinations and approve or otherwise cause the Company to take actions with respect to any matters relating to the Rights Plan or any other shareholder rights plan, including, among others; determining whether to adopt a new shareholder rights plan following the expiration of the Rights Plan; determining whether to redeem the rights under the Rights Plan or any other shareholder rights plan or effectuate an exchange of rights under the Rights Plan or any other shareholder rights plan; and taking all such other actions in connection with or permitted by the Rights Plan or any other shareholder rights plan as the Rights Plan Committee deems necessary or appropriate. On April 26, 2024, in anticipation of the expiration of the Rights Plan, the Board adopted a new, limited-duration shareholder rights plan that expired on August 23, 2024 (the “Second Rights Plan”). On August 23, 2024, in anticipation of the expiration of the Second Rights Plan, the Rights Plan Committee adopted a new, limited-duration shareholder rights plan that expired on December 20, 2024 (the “Third Rights Plan”). On December 19, 2024, in anticipation of the expiration of the Third Rights Plan, the Rights Plan Committee adopted a new limited-duration shareholder rights plan (the “New Rights Plan”). The Rights Plan is currently effective and will expire on April 18, 2025. The terms of the New Rights Plan are substantially the same as the terms of the Rights Plan that was adopted by the Board on December 31, 2023, the Second Rights Plan adopted by the Rights Plan Committee on April 26, 2024 and the Third Rights Plan adopted by the Rights Plan Committee on December 19, 2024. The New Rights Plan is similarly intended to prevent Saba Capital or others from obtaining creeping control of the Company.

Litigation – On January 31, 2024, Saba Capital filed a complaint against the Company, individuals who had previously served on the Board and two current Board members, in the United States District Court for the Southern District of New York seeking rescission of the Rights Plan and a declaratory judgment that the Rights Plan is invalid under the 1940 Act (the “Saba Litigation”). Saba Capital’s filings were subsequently amended to include reference to the Second Rights Plan and the New Rights Plan. On April 26, 2024, the Board determined that it was advisable and in the best interests of the Company and its shareholders to authorize the creation of a Litigation Committee to act on matters related to the Saba Litigation. The Litigation Committee is exclusively authorized and empowered on behalf of the Board to review, consider, make determinations and approve or otherwise cause the Company to take actions with respect

Notes to Financial Statements (continued)

Year ended November 30, 2024

9. Limited-Duration Shareholder Rights Plan, Litigation, Indemnity and Fund Governance (continued)

to any matters relating to the Saba Litigation or any other litigation relating to the Rights Plan or any other shareholder rights plan adopted by the Company (collectively, “Litigation”), and with respect to any disputes, disagreements or other litigation with Saba Capital or its representatives, including, among others, authorizing, managing and overseeing any matters relating to the Litigation; authorizing or approving any settlement to the Litigation; taking such other actions in connection with the Litigation as the Litigation Committee deems necessary or appropriate; and resolving, negotiating or taking action with respect to any dispute, disagreement or other litigation with Saba Capital or its representatives. The Saba Litigation remains pending as of the date of this report.

Fund Governance – On November 8, 2024, the Company filed a Form 8-K (the “Filing”) with the United States Securities & Exchange Commission (the “SEC”) to disclose fund governance issues. The Board of the Company is comprised of four members. Two directors were initially elected in April 2024 upon the nomination of Company shareholders (the “New Directors”), and two directors were re-elected in April 2024 upon the nomination of the then-constituted Company Board (the “Legacy Directors”). On September 19, 2024, the same Company shareholders, through their investment adviser (Saba Capital Management, L. P.), filed a Schedule 13D amendment disclosing that they had submitted notice of their nomination of the two New Directors for re-election and two other directors for election at the 2025 annual shareholder meeting. The members of the Board have retained separate counsel in connection with fund governance issues and have requested reimbursement under the Company’s by-laws for their counsel expenses. The Filing includes information regarding certain governance issues in the excerpts from an October 14, 2024 letter from counsel to the New Directors to counsel to the Legacy Directors, in the November 1, 2024 letter from counsel to the Legacy Directors to counsel to the New Directors and in the November 7, 2024 letter from counsel to the New Directors to counsel to the Legacy Directors. The fund governance issues and the types of differences in the positions of the New Directors and the Legacy Directors reflected in the Filing continue, along with the associated extraordinary legal expenses. The Board of the Company may not be able to reach a consensus or take action respecting certain Company matters. By extension, the reported disagreements may affect and possibly limit the actions or activities of the Company and its personnel. See Note 4.

10. Subsequent events

In accordance with U.S. GAAP provisions, management has evaluated the possibility of subsequent events existing in the Company’s financial statements through the date the financial statements were issued. The Company believes that there are no material events that would require disclosure beyond those already included elsewhere in the financial statements.

Financial Highlights

	For the Years Ended November 30,
Per share operating performance(1)	2024		2023	2022	2021	2020
Net asset value, beginning of year	$17.36		$16.88	$24.98	$24.05	$14.82
Net investment loss	(0.22)		(0.06)	(0.07)	(0.09)	(0.13)
Net realized gain (loss) from investments	3.40		0.46	1.40	1.37	1.83
Net realized gain (loss) from foreign currency transactions	0.00	(2)	0.01	(0.01)	(0.01)	0.05
Net increase (decrease) in unrealized appreciation on investments	2.82		0.09	(9.40)	(0.32)	7.50
Net unrealized gain on translation of assets and liabilities in foreign currency	0.00		0.00	0.00	0.00	0.00
Net increase (decrease) in net assets resulting from operations	6.00		0.50	(8.08)	0.95	9.25
Dividends
From net investment income	0.00		0.00	0.00	0.00	(0.02)
From net realized gain on investments	(0.04)		(0.02)	(0.02)	(0.02)	0.00
Total dividends	(0.04)		(0.02)	(0.02)	(0.02)	(0.02)
Increase in net asset value from repurchase of common shares (Note 8)	0.04		0.00	0.00	0.00	0.00
Net asset value, end of year	$23.36		$17.36	$16.88	$24.98	$24.05
Market value per share, end of year	$20.39		$15.31	$14.26	$20.70	$19.91

Total investment return
Based on market price(3)	33.46%		7.51%	(31.02)%	4.06%	63.38%
Based on net asset value(4)	34.84%		2.98%	(32.34)%	3.96%	62.46%

Ratio of average net assets
Expenses	1.67	%(5)	1.05%	1.00%	0.94%	1.02%
Net expenses(6)	1.64	%(5)	1.02%	1.00%	0.91%	1.02%
Net investment loss	(1.09)%		(0.32)%	(0.36)%	(0.35)%	(0.67)%

Supplemental data
Net assets, end of year (000 omitted)	$444,154		$334,912	$325,573	$481,898	$463,936
Portfolio turnover rate	24%		10%	13%	17%	31%
Shares outstanding (000 omitted)	19,015		19,290	19,290	19,290	19,290

(1)	Per share amounts from operations have been calculated using the average shares method.
(2)	Less than $0.01 per share.
(3)	Total investment return is calculated assuming a purchase of shares at the current market price at close the day before and a sale at the current market price on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.
(4)	Total investment return is calculated assuming a purchase of shares at the current net asset value at close the day before and a sale at the current net asset value on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.
(5)	Ratios include the effect of extraordinary expenses, expenses to average net assets and net expenses to average net assets excluding extraordinary expenses for the year ended November 30, 2024 were 1.01% and 0.98%, respectively.
(6)	Reflects the expense ratio excluding any waivers and the change in retirement benefits due to retired directors.

Certain Tax Information for U.S. Shareholders (Unaudited)

The Company is a “passive foreign investment company” (“PFIC”) for U.S. federal income tax purposes. In view of this, U.S. investors holding common shares in taxable accounts are strongly urged to review the important tax information regarding the consequences of an investment in the common shares of the Company, which may be found at www.asaltd.com under “Investor Information | Taxpayer Information - PFIC”. Due to the complexity and potentially adverse effect of the applicable tax rules, U.S. shareholders are strongly urged to consult their own tax advisors concerning the impact of these rules on their investment in the Company and on their individual situations, and any additional informational filing requirements.

Dividend Reinvestment and Stock Purchase Plan (Unaudited)

Computershare Trust Company, N.A. (“Computershare”) has been authorized by the Company to offer and administer the Computershare Investment Plan, a dividend reinvestment and stock purchase plan (“CIP”) to shareholders as well as new investors or non-shareholders. Shareholders and new investors may elect to participate in the CIP by signing an enrollment form or by going to www.computershare.com/investor and following the instructions. New investors or non-shareholders must include a minimum initial investment of at least $500. Computershare as agent will apply to the purchase of common shares of the Company in the open market (i) all cash dividends (after deduction of the service charge described below) that become payable to such participant on the Company’s shares (including shares registered in his or her name and shares accumulated under the CIP) and (ii) any optional cash purchases ($50 minimum, subject to an annual maximum of $250,000) received from such participant.

Computershare may combine CIP participant purchase requests with other purchase requests received from other CIP participants and may submit the combined purchase requests in bulk to Computershare’s broker as a single purchase order. Purchase requests may be combined, at Computershare’s discretion, according to one or more factors such as purchase type (e.g., dividend reinvestment, one-time ACH, check, etc.), request date, or request delivery method (e.g., online, regular mail, etc.). Computershare will submit bulk purchase orders to its broker as and when required under the terms of the CIP. Computershare’s broker may execute each bulk purchase order in one or more transactions over one or more days, depending on market conditions. Each participant whose purchase request is included in each bulk purchase order will receive the weighted average market price of all shares purchased by Computershare’s broker for such order. Any stock dividends or split shares distributed on shares held in the CIP will be credited to the participant’s account.

A one-time $10 enrollment fee to establish a new account for a new investor or non-shareholder will be deducted from the purchase amount. For each participant, each dividend reinvestment will entail a transaction fee of 5% of the amount reinvested, up to a maximum of $3 plus $0.03 per share purchased. Each optional cash purchase by check or one-time online bank debit will entail a transaction fee of $5 plus $0.03 per share purchased. If a participant has funds automatically deducted monthly from his or her savings or checking account, for each debit the transaction fee is $2.50 plus $0.03 per share purchased. Fees will be deducted from the purchase amount. Each batch order sale will entail a transaction fee of $15 plus $0.12 per share sold. Each market order sale will entail a transaction fee of $25 plus $0.12 per share sold. Fees are deducted from the proceeds derived from the sale. All per share fees include any brokerage commissions Computershare is required to pay. Any fractional share will be rounded up to a whole share for purposes of calculating the per share fee. Additional fees are charged by Computershare for specific shareholder requests such as copies of account statements for prior years ($10 per year requested) and a returned check and ACH reject fee of $25.

Participation in the CIP may be terminated by a participant at any time by written, telephone or Internet instructions to Computershare. Upon termination, a participant will receive a certificate for the whole number of shares credited to his or her account, unless he or she requests the sale of all or part of such shares. Dividends reinvested by a shareholder under the CIP will generally be treated for U.S. federal income tax purposes in the same manner as dividends paid to such shareholder in cash. See “Certain Tax Information for U.S. Shareholders” for more information regarding tax consequences of an investment in shares of the Company, including the effect of the Company’s status as a PFIC. The amount of the service charge is deductible for U.S. federal income tax purposes, subject to limitations.

To participate in the CIP, shareholders may not hold their shares in a “street name” brokerage account.

Additional information regarding the CIP may be obtained from Computershare, P.O. Box 505000, Louisville, KY 40233-5000. Information may also be obtained on the Internet at www.computershare.com/investor or by calling Computershare’s Telephone Response Center at (800) 317-4445 between 9:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday.

Privacy Notice (Unaudited)

The Company is committed to protecting the financial privacy of its shareholders.

We do not share any nonpublic, personal information that we may collect about shareholders with anyone, including our affiliates, except to service and administer shareholders’ share accounts, to process transactions, to comply with shareholders’ requests of legal requirements or for other limited purposes permitted by law. For example, the Company may disclose a shareholder’s name, address, social security number and the number of shares owned to its administrator, transfer agent or other service providers in order to provide the shareholder with proxy statements, tax reporting forms, annual reports or other information about the Company. This policy applies to all of the Company’s shareholders and former shareholders.

We keep nonpublic personal information in a secure environment. We restrict access to nonpublic personal information to Company employees, agents and service providers who have a need to know the information based on their role in servicing or administering shareholders’ accounts. The Company also maintains physical, electronic and procedural safeguards to protect the confidentiality of nonpublic personal information.

Form N-PX/Proxy Voting (Unaudited)

The company files a list of its proxy votes with the SEC for the period of July 1 - June 30 of each year on Form N-PX. The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve month period are available on the Company’s website at www.asaltd.com and on the SEC’s website at www.sec.gov. A written copy of the Company’s policies and procedures is available without charge, upon request, by calling (800) 432-3378.

Form N-PORT/Portfolio Holdings (Unaudited)

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Company’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Company’s Forms N-PORT also may be reviewed and copied at the Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings on Form N-PORT also is included in the Company’s financial statements for the first and third quarters of each fiscal year which are available on the Company’s website at www.asaltd.com.

Share Repurchase (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Company is authorized to purchase its common shares in the open market if the discount to net asset value exceeds a certain threshold as determined by the Board of Directors from time to time. The Company may purchase its common shares in such amounts and at such prices as the Company may deem advisable. There can be no assurance that such action will reduce the discount. During the year ended November 30, 2024, the Company repurchased 274,593 common shares at a cost of approximately $5,288,298. The Company had 19,015,312 shares outstanding on November 30, 2024.

Company Investment Objective, Investment Strategy and Risks (Unaudited)

Investment Objective

The Company’s investment objective is long-term capital appreciation through investment primarily in companies engaged in the exploration for, development of projects or mining of precious metals and minerals.

Investment Strategy

It is a fundamental policy of the Company that at least 80% of its total assets must be (i) invested in common shares or securities convertible into common shares of companies engaged, directly or indirectly, in the exploration, mining or processing of gold, silver, platinum, diamonds or other precious minerals, (ii) held as bullion or other direct forms of gold, silver, platinum or other precious minerals, (iii) invested in instruments representing interests in gold, silver, platinum or other precious minerals such as certificates of deposit therefor, and/or (iv) invested in securities of investment companies, including exchange traded funds, or other securities that seek to replicate the price movement of gold, silver or platinum bullion.

The Company employs bottom-up fundamental analysis and relies on detailed primary research including meetings with company executives, site visits to key operating assets, and proprietary financial analysis in making its investment decisions.

Risks

The following discussion summarizes certain (but not all) of the principal risks associated with investing in the Company. The Company may be subject to other risks in addition to those identified below, such as the risks associated with its tax status as a PFIC (see Note 3) and its reliance on an SEC exemptive order (see Note 5). The risk factors set forth in the following are described in no particular order and the order of the risk factors is not necessarily indicative of significance. The relative importance of, or potential exposure as a result of, each of these risks will vary based on market and other investment-specific considerations.

Concentration Risk. The Company invests at least 80% of its total assets in securities of companies engaged, directly or indirectly, in the exploration, mining or processing of gold or other precious minerals. The Company currently is invested in a limited number of securities and thus holds large positions in certain securities. Because the Company’s investments are concentrated in a limited number of securities of companies involved in the holding or mining of gold and other precious minerals and related activities, the net asset value of the Company may be subject to greater volatility than that of a more broadly diversified investment company.

Gold and Precious Metals/Minerals Risk. The Company invests in securities that typically respond to changes in the price of gold and other precious metals, which can be influenced by a variety of global economic, financial, and political factors; increased environmental and labor costs in mining; and changes in laws relating to mining or gold production or sales; and the price may fluctuate substantially over short periods of time.

Foreign Securities Risk/Emerging Markets Risk. The Company’s returns and share prices may be affected to a large degree by several factors, including fluctuations in currency exchange rates; political, social or economic instability; the rule of law with respect to the recognition and protection of property rights; and less stringent accounting, disclosure and financial reporting requirements in a particular country. These risks are generally intensified in emerging markets. The Company’s share prices will reflect the movements of the different stock markets in which it is invested and the currencies in which its investments are denominated.

Geographic Investment Risk. To the extent that the Company invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. As of November 30, 2024, a significant portion of the Company’s assets consisted of securities of Canadian issuers.

Canada Risk. The Canadian economy is susceptible to adverse changes in certain commodities markets, including those related to the natural resources and mining industries. It is also heavily dependent on trading with key partners. Any adverse events that affect Canada’s major industries may have a negative impact on the overall Canadian economy and the Company’s investments in Canadian issuers.

Junior and Intermediate Mining Companies Risk. The securities of junior and intermediate exploration and development, gold and silver mining companies, which are often more speculative in nature, tend to be less liquid and more volatile in price than securities of larger companies.

Private Placement Risk. Privately issued securities, including those which may be sold only in accordance with Rule 144A under the Securities Act of 1933, as amended, are restricted securities that are not registered with the U.S. Securities and Exchange Commission. The liquidity of the market for specific privately issued securities may vary. Accordingly, the Company may not be able to redeem or resell its interests in a privately issued security at an advantageous time or at an advantageous price, which may result in a loss to the Company.

Restricted Security Risk. The Company may make direct equity investments in securities that are subject to contractual and regulatory restrictions on transfer. These investments may involve a high degree of business and financial risk. The restrictions on transfer may cause the Company to hold a security at a time when it may be beneficial to liquidate the security, and the security could decline significantly in value before the Company could liquidate the security.

Depositary Receipts Risk. Depositary receipts risks include, but are not limited to, fluctuations in foreign currencies and foreign investment risks, such as political and financial instability, less liquidity and greater volatility, lack of uniform accounting auditing and financial reporting standards and increased price volatility. In addition, depositary receipts may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading. Investments in unsponsored depositary receipts may be subject to additional risks.

Warrants Risk. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities, particularly for shorter periods of time, and, therefore, may be considered speculative investments. If a warrant held by the Company were not exercised by the date of its expiration, the Company would incur a loss in the amount of the cost of the warrant.

Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Company frequently trade at a discount from their net asset value. The Company cannot predict whether its common shares will trade at, below or above net asset value. This characteristic is a risk separate and distinct from the risk that the Company’s net asset value could decrease as a result of investment activities.

Valuation Risk. The Company may not be able to sell an investment at the price at which the Company has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value some investments, SEC rules and applicable accounting protocols may require the Company to value these investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent price and from the prices used by other funds to calculate their NAVs. The Company’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Market Events Risk. Geopolitical events, including pandemics (such as COVID-19), may destabilize various countries’ economies and markets, which may experience increased volatility and reduced liquidity. Policy changes by the Federal Reserve and/or other government actors could similarly cause increased volatility in financial markets. Trade barriers and other protectionist trade policies (including those in the U.S.) may also result in market turbulence. Market volatility and reductions in market liquidity may negatively affect issuers worldwide, including issuers in which the Company invests. Under such circumstances, the Company may have difficulty liquidating portfolio holdings, particularly at favorable prices. Also, the Company may be required to transact in contemporaneous markets, even if they are volatile and/or illiquid, which may negatively impact the Company’s net asset value.

Governance Risk. The Company’s Board of Directors has not yet developed consensus regarding certain strategic governance and operational matters. These differing perspectives may present challenges to decision-making processes and increase Company costs in a material manner. Prolonged disagreements among Board members could also impact the Company’s ability to respond effectively to changing market conditions, regulatory requirements, or other matters, which may adversely affect the Company’s operations, personnel or performance.

Board of Directors and Officers of ASA Gold and Precious Metals Limited (Unaudited)

Directors are elected at each annual general meeting of shareholders to serve until the next annual general meeting. The address of each director and officer is c/o ASA Gold and Precious Metals Limited, Three Canal Plaza, Suite 600, Portland, ME 04101.

Independent Directors

Mary Joan Hoene (75)

Position held with the Company: Chair (non-executive) since January 2019. Deputy Chair (non-executive) 2016 to 2018. Director since 2014.

Principal occupations during past 5 years: Counsel, Carter Ledyard & Milburn LLP 2010 to 2021.

Other Directorships held by Director: None.

William Donovan (65)

Position held with the Company: Director since 2020. Deputy Chair (non-executive) since 2024.

Principal occupations during past 5 years: President, United States Steel and Carnegie Pension Fund 2011 to 2017.

Other Directorships held by Director: None.

Ketu Desai (42)

Position held with the Company: Director since 2024.

Principal occupations during past 5 years: Principal, i-squared Wealth Management, Inc. since 2016; Chief Investment Officer, Centerfin since 2020.

Other Directorships held by Director: Trustee, Templeton Global Income Fund since February 2023; Trustee, Saba Capital Income & Opportunities Fund since July 2020.

Paul Kazarian (40)

Position held with the Company: Director since 2024.

Principal occupations during past 5 years: Partner, Saba Capital Management, L.P. since 2013.

Other Directorships held by Director: Trustee, Templeton Global Income Fund since May 2021; Trustee, Miller/ Howard High Income Equity Fund since October 2022; Trustee, Destra Multi-Alternative Fund since December 2023.

Other Officers

Axel Merk (55)

Position held with the Company: Chief Operating Officer since March 2019.

Principal occupations during past 5 years: Founder, President and Chief Investment Officer, Merk Investments since 1994.

Karen Shaw (52)

Position held with the Company: Chief Financial Officer since March 2019.

Principal occupations during past 5 years: Senior Vice President, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008 to 2019.

Peter Maletis (54)

Position held with the Company: President since March 2019.

Principal occupations during past 5 years: Vice President, Merk Investments since March 2019; Research Analyst, Franklin Templeton Investments 2010 to 2019.

Jack Huntington (54)

Position held with the Company: Chief Compliance Officer since December 2022.

Principal occupations during past 5 years: Fund Chief Compliance Officer at Foreside Fund Officer Services, LLC (d/b/a ACA Group, LLC) since 2015; Senior Vice President and Counsel, Citi Fund Services 2008 to 2015.

Zachary Tackett (36)

Position held with the Company: Corporate Secretary since November 2019.

Principal occupations during past 5 years: Senior Counsel, Apex Fund Services since 2019; Counsel, Atlantic Fund Services 2014 to 2019.

Gold and Precious Metals Limited

Other Information

Shareholder Services

ASA Gold and Precious Metals Limited

P.O. Box 588

Portland, ME, U.S.A. 04101

(800) 432-3378

Registered Office

Canon’s Court

22 Victoria Street

Hamilton HM 12, Bermuda

Investment Adviser

Merk Investments LLC

Menlo Park, CA, U.S.A.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, Philadelphia, PA, U.S.A.

Counsel

Appleby, Hamilton, Bermuda

K&L Gates LLP, Washington, DC, U.S.A.

Custodian

JPMorgan Chase Bank, N.A.

New York, NY, U.S.A.

Fund Administrator

Apex Fund Services

Portland, ME, U.S.A.

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, KY, U.S.A. 40233-5000

(800) 317-4445

Website: www.asaltd.com

The Semi-annual and Annual Reports of the Company and the latest valuation of net assets per share may be viewed on the Company’s website or may be requested from the Executive Office (800-432-3378). Shareholders are reminded to notify Computershare or other institutions where their shares of the Company are held of any change of address.

ITEM 2. CODE OF ETHICS.

(a)	The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.
(b)	Not applicable.
(c)	During the period covered by this report, there was no amendment to the code of ethics referred to in this paragraph (a) of this Item that apply to a covered person and relate to any element of such code set forth in paragraph (b) of this Item 2.
(d)	During the period covered by this report, there were no waivers to the provisions of the code of ethics referred to in paragraph (a) of this Item.
(e)	Not applicable.
(f)	A copy of the registrant’s code of ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors determined that William Donovan, Chairman of the registrant’s Audit and Ethics Committee, is an “audit committee financial expert” as defined in the instructions to Item 3 of Form N-CSR. Mr. Donovan is “independent” as defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the independent auditors for the audit of the registrant’s annual financial statements and review of the semi-annual financial statements and services rendered in connection with statutory or regulatory filings for 2024 and 2023 were $31,000 and $30,000, respectively.
(b)	Audit-Related Fees – There were no fees billed for assurance and related services rendered by the independent auditors that were reasonably related to the performance of the audit or review of the registrant’s financial statements for 2024 and 2023.
(c)	Tax Fees – The aggregate fees billed for professional services rendered by the independent auditors in connection with tax compliance, tax advice and tax planning for 2024 and 2023 were $5,000 and $3,000, respectively. The figures for 2024 and 2023 include fees billed for U.S. tax advisory services.
(d)	All Other Fees – There were no non-audit fees not disclosed above that were billed for products and services provided by the independent auditors for 2024 and 2023.
(e)(1)	The Audit and Ethics Committee (“Committee”) of the registrant has the sole authority to pre-approve all audit and non-audit services to be provided by the independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)B of the Securities Exchange Act of 1934 (“Exchange Act”) which are approved by the Committee prior to the completion of the audit. Any individual project that does not exceed $25,000 may be pre-approved by the Chairman of the Committee. Any such pre-approval by the Chairman of the Committee must be presented to the full Committee at its next scheduled meeting. Any proposed services exceeding that cost level requires specific pre-approval by the Committee. Pre-approval of audit and non-audit services shall not be required if the engagement to render the services is entered into pursuant to pre-approved policies and procedures established by the Committee, provided the Committee is informed of each such service. The Committee has not established such policies and procedures.
(e)(2)	None of the services described in paragraphs (b) – (d) above were approved by the Audit and Ethics Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable.
(g)	The aggregate fees billed by the independent auditors for non-audit services rendered to the registrant for 2024 and 2023 were $3,000 and $5,000, respectively.
(h)	Not applicable.
(i)	Not applicable.
(j)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the audit committee are: Messrs. William Donovan (Chair) and Ketu Desai, and Ms. Mary Joan Hoene, which comprise the Independent Directors.
(b)	Not applicable.

ITEM 6. INVESTMENTS.

(a)	Included as part of the report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Not applicable.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

ASA Gold and Precious Metals Limited

Proxy Voting Policies and Procedures

The following is a statement of the proxy voting policies and procedures of ASA Gold and Precious Metals Limited (“ASA”).

Proxy Administration

ASA’s portfolio is primarily comprised of holdings in precious metals companies, and thus proxy voting will be done on proposals made by these issuing companies (“portfolio company” or “portfolio companies”).

Authority and responsibility to vote proxies with respect to ASA’s portfolio securities has been delegated to Merk Investments LLC (the “Adviser”). In evaluating proxy proposals, the Adviser may consider information from various sources, including the Board of Directors (“Board”) of ASA presenting a proposal, as well as independent sources. The ultimate decision rests with the Adviser, who is accountable to the Board.

The Adviser understands its proxy voting responsibilities and that proxy voting decisions may affect the long-term interests of ASA’s shareholders. The Adviser attempts to process every proxy vote it receives on behalf of ASA. However, voting proxies for shares of certain non-U.S. companies may involve significantly greater effort and cost than voting proxies for shares of U.S. companies. There may be situations where the Adviser may not or cannot vote a proxy. For example, the Adviser may receive proxy material too late to act upon or the cost of voting may outweigh the benefit of voting. In addition, the Adviser may not receive proxy materials when it holds depository receipts, (“ADRs”) as opposed to the underlying securities. Certain issuers do not instruct the holding banks to solicit proxies from depository receipt holders.

General Principles

For the purposes of ASA, a “portfolio company” is defined as a company in which ASA holds securities or assets.

In voting proxies, the Adviser will act solely in the best economic interests of ASA’s shareholders with the goal of maximizing the value of ASA’s portfolio. These policies and procedures are designed to promote accountability of a portfolio company’s management and board to its shareholders and to align the interests of those portfolio companies and their management with those of shareholders. These policies and procedures recognize that a portfolio company’s managers are entrusted with the day-to-day operations of the company, as well as longer-term strategic planning, subject to the oversight of that company’s board.

ASA believes that the quality and depth of a portfolio company’s management and its board is an important consideration in determining the desirability of an investment. Accordingly, the recommendations of the portfolio company’s board on many issues are given substantial weight in determining how to vote a proxy. However, each issue is considered on its own merits, and the position of the portfolio company’s board will not be supported whenever it is determined not to be in the best interests of ASA and its shareholders.

Specific Policies

A.	Routine Matters

1.	Election of Directors. In general, the Adviser will vote in favor of the board’s director nominees if they are running unopposed. ASA believes that the board is in the best position to evaluate the qualifications of its directors and the needs of a particular board. Nevertheless, the Adviser will vote against, or withhold its vote for, any nominee whom the Adviser considers is not qualified or appears to lacks sufficient independence. When the board’s nominees are opposed in a proxy contest, the Adviser will evaluate which nominee’s publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbent.

2.	Ratification of Selection of Auditors. In general, the Adviser will rely on the judgment of the board in selecting the independent auditors. Nevertheless, the Adviser will examine the recommendation of the board in appropriate cases (e.g., where there has been a change in auditors based upon a disagreement on accounting matters).

3.	Stock Option and Other Equity Based Compensation Plan Proposals. The Adviser will generally approve the board’s recommendations with respect to the adoption or amendment of stock option plans and other equity based compensation plans, provided that the total number of shares reserved under all of a company’s plans is reasonable and not excessively dilutive.

B.	Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Because voting on transactions such as acquisitions, mergers, reincorporations and reorganizations involve considerations unique to each transaction, ASA does not have a general policy in regard to voting on those transactions. The Adviser will vote on a case-by-case basis on each transaction.

C.	Changes in Capital Structure

The Adviser evaluates proposed capital actions on a case-by-case basis and will generally defer to the business analysis of the portfolio company’s board in support of such actions. In cases where proposed capital actions support proxy defenses or act to reduce or limit shareholder rights, particular consideration will be given to all the effects of the action, and the Adviser’s vote will be made in a manner consistent with the objective of maximizing long-term shareholder value for ASA.

D.	Anti-Takeover Proposals

In general, the Adviser will vote against any proposal which the Adviser believes would materially contribute to preventing a potential acquisition or takeover of the portfolio company, including proposals to:

●	Stagger the board;
●	Introduce cumulative voting;
●	Introduce unequal voting rights;
●	Create supermajority voting;
●	Establish preemptive rights.

In general, the Adviser will vote in favor of any proposals to reverse the above.

E.	Shareholder Proposals Involving Social, Moral or Ethical Matters

In general, the Adviser will vote in accordance with the recommendation of the portfolio company’s board on issues that primarily involve social, moral or ethical matters, although exceptions may be made in certain instances where the Adviser believes a proposal has substantial economic implications.

F.	Conflict of Interest

Any actual or potential conflicts of interest between the Adviser and the Company’s shareholders arising from the proxy voting process will be addressed by the Adviser and the Adviser’s application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Adviser. In the event that the Adviser notifies the CCO that a conflict of interest cannot be resolved under the Adviser’s Proxy Voting Procedures, the CCO is responsible for notifying the Chair of the Board of the irreconcilable conflict of interest and assisting the Chair with any actions she or he determines are necessary.

A “conflict of interest” includes, for example, any circumstance when the Company, the Adviser or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and therefore, may appear to have a conflict of interest between its own interests and the interests of Company shareholders in how proxies of that issuer are voted. Situations where the issuer seeking the proxy vote is also a client of the Adviser are deemed to be potential conflicts of interest. Potential conflicts of interest may also arise in connection with consent solicitations relating to debt securities where the issuer of debt is also a client of the Adviser.

In cases of a conflict of interest, a record shall be maintained confirming that the Adviser’s vote was made solely in the interests of ASA and without regard to any other consideration.

G.	Recordkeeping

The Adviser uses ProxyEdge, a third party automated proxy voting service. Where appropriate, rationales for “No” votes cast by the Adviser will be supported by footnoted documentation on ProxyEdge. According to the Proxy Edge website, this service is a “suite of electronic voting services that help simplify the management of institutional proxies. The system manages the process of meeting notifications, voting, tracking, mailing, reporting, record maintenance and even vote disclosure rules enacted by the SEC.”

Revised and Re-Approved December 12, 2019

Proxy Voting

The following is a statement of the proxy voting policies and procedures of registrant’s investment adviser, Merk Investments LLC (“Merk”).

Introduction

Merk exercises its voting authority with a goal of maintaining or enhancing shareholder value of the companies in which it has invested Advisory Client assets. Unless an Advisory Client specifically reserves the right, in writing, to vote its own proxies, Merk will vote proxies in accordance with its proxy voting policy. Merk is committed to minimizing conflicts of interest when voting proxies on behalf of Advisory Clients and strives to ensure that proxies are voted in the best interests of Advisory Clients, including investors in the Private Funds. Merk has adopted the following:

●	For routine matters, as the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight. The position of the issuer’s management will not be supported in any situation where Merk assesses that it is not in the best interests of Clients and investors.

●	For non-routine matters, such proposals should be examined on a case-by-case basis.

●	Merk may abstain from voting a proxy if such vote cannot be cast with commercially reasonable efforts or if Merk deems it to be in the best interest of Advisory Clients and investors to abstain from voting a proxy.

●	Merk may choose to abstain from voting for routine matters when it agrees with the recommendation of the issuer’s management.

Responsibility

The CCO has the responsibility for monitoring compliance with our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

As a general rule, conflicts of interest will be resolved by Merk voting in accordance with its proxy voting policy when: Merk manages the account of a corporation or a pension fund sponsored by a corporation in which Advisory Clients of Merk also own stock; a Supervised Person or a member of his/her immediate family is on the Board of Directors or a member of senior management of the company that is the issuer of securities held in an Advisory Client’s account; or Merk has a material relationship with a corporation whose securities are the subject of the proxy.

If Merk determines that it has a conflict of interest with respect to voting proxies on behalf of the Merk Mutual Funds, the CIO or CCO shall contact the Chairman of the Board of Registered Funds to seek their voting recommendation. Merk shall vote the proposal according the determination of the Board and maintain records relating to this process.

Advisory Clients that wish to obtain information on how specific proxies were voted, or a copy of Merk’s proxy voting policy, may contact the CCO.

Recordkeeping

Merk shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:

●	These policies and procedures and any amendments;

●	Each proxy statement that the Firm receives;

●	A record of each vote that the Firm casts;

●	Any documents prepared by the Firm that were material to making a decision how to vote proxies, or that memorializes the basis of that decision.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Unless otherwise indicated, the information set forth below is as of November 30, 2024.

(a)(1)	As of the date of this filing, on form N-CSR, Peter J. Maletis, President of the registrant since March 2019, and James Holman, are responsible for the day-to-day management of the registrant’s portfolio (each a “Portfolio Manager” and collectively the “Portfolio Managers”). Mr. Maletis joined Merk Investments as Vice President in March 2019. Mr. Maletis served as Research Analyst at Franklin Templeton Investments from 2010 to 2019. Mr. Holman joined Merk Investments as Portfolio Manager in April 2022. Prior to joining Merk Investments, Mr. Holman was a Director at Invesco US, where he worked on an industry-leading mining fund for nine years. Prior to that Mr. Holman worked at Oppenheimer Funds and as a Research Fellow at Colorado School of Mines.

(a)(2)	Other Accounts Managed by the Portfolio Manager. The chart below shows the number of other accounts managed by the Portfolio Manager as of November 30, 2024.

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANIES ($)	OTHER POOLED INVESTMENT VEHICLES ($)	OTHER ACCOUNTS ($)
Peter J. Maletis	None	None	None
James Holman	None	None	None

(a)(3)	Compensation of the Portfolio Manager. The compensation for each Portfolio Manager is comprised of a fixed annual salary and a variable compensation based on the assets of the Fund. Each Portfolio Manager may be eligible to receive additional compensation based on certain factors, including but not limited to, the economic performance of the Adviser. Any amounts earned by each Portfolio Manager are payable by the Adviser and not by the Fund.

(a)(4)	Beneficial Ownership by Portfolio Manager. As of November 30, 2024, the dollar range of shares of the Registrant owned by each Portfolio Manager was as follows:

PORTFOLIO MANAGER	DOLLAR RANGE OF BENEFICIAL OWNERSHIP
Peter J. Maletis	$10,001 - $50,000
James Holman	None

(b)	Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

PERIOD	TOTAL NUMBER OF SHARES PURCHASED	AVERAGE PRICE PAID PER SHARE	TOTAL NUMBER OF SHARES PURCHASED AS A PART OF THE PUBLICLY ANNOUNCED PLANS OR PROGRAMS(1)	MAXIMUM NUMBER (OR APPROXIMATE DOLLAR VALUE) OF SHARES THAT MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS
June 1 – 30, 2024	30,531	$17.5710	30,531	933,964
July 1 – 31, 2024	83,416	$18.8469	83,416	850,548
August 1 – 31, 2024	66,415	$18.8711	66,415	784,133
September 1 – 30, 2024	59,818	$20.4997	59,818	724,315
October 1 – 31, 2024	22,448	$20.3172	22,448	701,867
November 1 – 30, 2024	11,965	$20.3972	11,965	689,902
Total:	274,593		274,593

(1) On April 18, 2024, the Fund announced an open market share repurchase program. Commencing on May 1, 2024, the Fund may repurchase through April 30, 2025, up to 5% of the Fund’s shares, subject to certain conditions.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant provided disclosure in response to Item 22(b)(15) of Schedule 14A in its proxy statement dated February 21, 2019.

ITEM 16. CONTROLS AND PROCEDURES

(a)	The Principal Executive Officer and the Principal Financial Officer, in their capacities as principal executive officer and principal financial officer of the registrant, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The Registrant did not participate in securities lending activities during the year ended November 30, 2024.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19. EXHIBITS.

(a)(1) The code of ethics that is the subject of disclosure under Item 2 above is attached hereto.

(a)(2) Not applicable.

(a)(3) The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b)    The certifications required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) under the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code are attached hereto. These certifications are not deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	ASA Gold and Precious Metals Limited

By	/s/ Axel Merk
Axel Merk, Principal Executive Officer

Date	February 3, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Axel Merk
Axel Merk, Principal Executive Officer

Date	February 3, 2025

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	February 3, 2025